Exhibit 1.1
ASSET CAPITAL CORPORATION, INC.
Shares of Common Stock
UNDERWRITING AGREEMENT
August ___, 2006
FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
WACHOVIA CAPITAL MARKETS, LLC
ROBERT W. BAIRD & CO. INCORPORATED
c/o Friedman, Billings, Ramsey & Co., Inc.
as Representative of the several Underwriters
1001 19th Street North
Arlington, Virginia 22209
Dear Sirs:
          Asset Capital Corporation, Inc., a Maryland corporation (the “Company”), and those stockholders of the Company listed on Schedule I hereto under the heading “Selling Stockholders” (such stockholders to hereinafter be referred to as the “Selling Stockholders”), each confirms its agreement with each of the Underwriters listed on Schedule II hereto (collectively, the “Underwriters”), for whom Friedman, Billings, Ramsey & Co., Inc. is acting as representative (in such capacity, the “Representative”), with respect to (i) the sale by the Company and the Selling Stockholders of 9,250,000 shares (the “Initial Shares”) of Common Stock, par value $0.001 per share, of the Company (the “Common Stock”) in the respective numbers of shares set forth opposite the names of the Company and each Selling Stockholder in Schedule I hereto, and the purchase by the Underwriters, acting severally and not jointly, of the respective number of shares of Common Stock set forth opposite the names of the Underwriters in Schedule II hereto, and (ii) the grant of the option described in Section 1(b) hereof to purchase all or any part of 1,200,000 additional shares of Common Stock to cover over-allotments (the “Option Shares”), if any, from each such Selling Stockholder, in the respective numbers of shares of Common Stock set forth opposite the names of each Selling Stockholder in Schedule I hereto, to the Underwriters, acting severally and not jointly, in the respective numbers of shares of Common Stock set forth opposite the names of each of the Underwriters listed in Schedule II hereto. The Initial Shares to be purchased by the Underwriters and all or any part of the Option Shares subject to the option described in Section 1(b) hereof are hereinafter called, collectively, the “Shares.”
          The Company and the Selling Stockholders hereby confirm their engagement of Robert W. Baird & Co. Incorporated, and Robert W. Baird & Co. Incorporated hereby confirms its agreement with the Company and the Selling Stockholders, to render services as a “qualified independent underwriter”, within the meaning of Section (b)(15) of Rule 2720 of the NASD, Inc. (the “NASD”) with respect to the offering and sale of the Shares. Robert W. Baird & Co. Incorporated, solely in its capacity as the qualified independent underwriter and not otherwise, is referred to herein as the “QIU”. The Company, the Selling Stockholders and the Underwriters hereby confirm that the QIU has without compensation acted as the QIU. The price at which the Shares will be sold to the public shall not be higher than the maximum price recommended by the QIU.
          The Company understands that the Underwriters propose to make a public offering of the Shares as soon as the Underwriters deem advisable after this Underwriting Agreement (this “Agreement”) has been executed and delivered.
          The Company has filed with the Securities and Exchange Commission (the Commission”) a registration statement on Form S-11 (No. 333-129087) including a related preliminary prospectus, for the registration of the Shares under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder (the “Securities Act Regulations”). The Company has prepared and filed such amendments to the registration statement and such amendments or supplements to the related preliminary prospectus as may have been required to the date hereof, and will file such additional amendments or supplements as may hereafter be required. The registration statement has been declared effective under the Securities Act by the Commission. The registration statement, as amended at the time it was declared effective by the Commission (and, if the Company files a post-effective amendment to such registration statement which becomes effective prior to the Closing Time (as defined below), such registration statement as so amended) and including all information deemed to be a part of the registration statement pursuant to Rule 430A of the Securities Act Regulations (“Rule 430 Information”), incorporation by reference or otherwise, is hereinafter called the “Registration Statement.” Any registration statement filed pursuant to Rule 462(b) of the Securities Act Regulations is hereinafter called the “Rule 462(b) Registration Statement,” and after such filing the term “Registration Statement” shall include the 462(b) Registration Statement. Any prospectus filed with the Commission pursuant to Rule 424(a) under the Securities Act and the prospectus included in the Registration Statement at the time of its effectiveness that omits Rule 430 Information, including all information incorporated by reference in either such prospectus, is hereinafter called the “Preliminary Prospectus.” The term “Prospectus” means the final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Securities Act Regulations, and any amendments thereof or supplements thereto including all information incorporated by reference therein.
          The term “Disclosure Package” means (i) the Preliminary Prospectus, as most recently amended or supplemented immediately prior to the Initial Sale Time (as defined herein), (ii) the Issuer Free Writing Prospectuses (as defined below), if any, identified in Schedule III hereto, (iii) the Free Writing Prospectuses (as defined below), if any, identified in Schedule IV hereto, (iv) any other Free Writing Prospectus that the parties hereto shall hereafter expressly agree to treat as part of the Disclosure Package, and (v) a schedule indicating the number of Shares being sold and the price at which the Shares will be sold, identified in Schedule V hereto.
          The term “Issuer Free Writing Prospectus” means any issuer free writing prospectus, as defined in Rule 433 of the Securities Act Regulations. The term “Free Writing Prospectus” means any free writing prospectus, as defined in Rule 405 of the Securities Act Regulations.
          Each Selling Stockholder has executed and delivered a Custody Agreement and a Power of Attorney in the form attached hereto as Exhibit A (collectively, the “Custody Agreement and Power of Attorney”), pursuant to which each Selling Stockholder that is a party thereto has placed the Initial Shares and Option Shares to be sold by it pursuant to this Agreement in custody and appointed the persons designated therein as attorneys in fact (the “Attorneys”) with the authority to execute and deliver this Agreement on behalf of such Selling Stockholder and to take certain other actions with respect thereto and hereto.
          The Company, Asset Capital Partners, L.P., a Delaware limited partnership and subsidiary of the Company (the “Operating Partnership”), and each of the Selling Stockholders and the Underwriters agree as follows:
     1. Sale and Purchase:
     (a) Initial Shares. Upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of Common Stock of $___, the Company agrees to sell to the Underwriters the number of Initial Shares set forth in Schedule I opposite its name and each Selling Stockholder agrees to sell to the Underwriters the number of Initial Shares set forth in Schedule I opposite such Selling Stockholder’s name, and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Stockholders the number of Initial Shares set forth in Schedule II opposite such Underwriter’s name, plus any additional number of Initial Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof, subject in each case, to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares. The Underwriters and the Company agree that the Underwriters will sell the Initial Shares at a price per share of Common Stock of $___ and that the Underwriters shall retain $        per share.
     (b) Option Shares. In addition, upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of Common Stock set forth in paragraph (a) above, the Company and each Selling Stockholder hereby grants an option to the Underwriters, acting severally and not jointly, to purchase from each Selling Stockholder in Schedule I hereto, all or any part of the Option Shares set forth in Schedule I opposite such party’s name, plus any additional number of Option Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time within such 30-day period only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Shares upon notice by the Representative to the Company and the Attorneys setting forth the number of Option Shares as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Shares. Any such time and date of delivery (an “Option Closing Time”) shall be determined by the Representative, but shall not be later than three full business days (or earlier, without the consent of the Company, than two full business days) after the exercise of such option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Shares, each Selling Stockholder will sell that number of Option Shares then being purchased and each of the Underwriters, acting severally and not jointly, will purchase the number of Option Shares that bear the same proportion to the total number of Option Shares then being purchased as the number of Initial Shares set forth in Schedule I opposite the name of such Selling Stockholder bears to the total number of Initial Shares, and each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Shares then being purchased which the number of Initial Shares set forth in Schedule II opposite the name of such Underwriter bears to the total number of Initial Shares, subject in each case to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares.
     2. Payment and Delivery
     (a) Initial Shares. The Initial Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representative may request upon at least forty-eight hours’ prior notice to the Company and the Selling Stockholders shall be delivered by or on behalf of the Company and the Selling Stockholders to the Representative, including, at the option of the Representative, through the facilities of The Depository Trust Company (“DTC”) for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Representative by the Company and each of the Selling Stockholders, upon at least forty-eight hours’ prior notice. The Company will cause the certificates representing the Initial Shares to be made available for checking and packaging not later than 1:00 p.m., New York City time, on the business day prior to the Closing Time (as defined below) with respect thereto at the office of the Representative, 1001 19th Street North, Arlington, Virginia 22209, or at the office of DTC or its designated custodian, as the case may be (the “Designated Office”). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the third (fourth, if the determination of the purchase price of the Initial Shares occurs after 4:30 p.m., New York City time) business day after the date hereof (unless another time and date shall be agreed to by the Representative and the Company). The time and date at which such delivery and payment are actually made is hereinafter called the “Closing Time.”

     (b) Option Shares. Any Option Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representative may request upon at least forty-eight hours’ prior notice to the Company and the Selling Stockholders shall be delivered by or on behalf of the Selling Stockholders to the Representative, including, at the option of the Representative, through the facilities of DTC for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Representative by each of the Selling Stockholders, upon at least forty-eight hours’ prior notice. The Selling Stockholders will cause the certificates representing the Option Shares to be made available for checking and packaging at least twenty-four hours prior to the Option Closing Time with respect thereto at the Designated Office. The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the date specified by the Representative in the notice given by the Representative to the Company of the Underwriters’ election to purchase such Option Shares or on such other time and date as the Company and the Representative may agree upon in writing.
     3. Representations and Warranties of the Company:
     The Company and the Operating Partnership represent and warrant to the Underwriters as of the date hereof, the Initial Sale Time (as defined below), as of the Closing Time and as of any Option Closing Time (if any), and agrees with each Underwriter, that:
     (a) the Company has an authorized capitalization as set forth in both the Prospectus and the Disclosure Package; the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; all of the outstanding partnership interests and membership interests of each subsidiary of the Company (each, a “Subsidiary”) are directly or indirectly owned of record and beneficially by the Company, except that the Company owns 99.6% of the Operating Partnership and the interests in its structured real estate investments as disclosed in the Prospectus; all of the partnership interests and membership interests in each Subsidiary have been duly and validly authorized and issued and fully paid, free and clear of all security interests, claims, equities, liens or encumbrances other than liens or encumbrances related to mortgage debt on the real property owned by such Subsidiary; except as disclosed in both the Prospectus and the Disclosure Package, there are no outstanding (i) securities or obligations of the Company or any of the Subsidiaries convertible into or exchangeable for any capital stock, partnership interests or membership interests of the Company or any such Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock, partnership interests or membership interests or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company or any such Subsidiary to issue any shares of capital stock, partnership interests or membership interests, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options;

     (b) each of the Company and the Subsidiaries (all of which are named in Exhibit 21.1 to the Registration Statement) has been duly incorporated or organized and is validly existing as a corporation or general or limited partnership or a limited liability company in good standing under the laws of its respective jurisdiction of incorporation or organization with full corporate power and authority to own, lease or operate its respective properties and to conduct its respective businesses as described in each of the Registration Statement, the Prospectus and the Disclosure Package, and, in the case of the Company and the Operating Partnership, to execute and deliver this Agreement and to consummate the transactions contemplated herein;
     (c) the Company and all of the Subsidiaries are duly qualified or licensed and are in good standing in each jurisdiction in which they conduct their respective businesses or in which they own or lease real property or otherwise maintain an office and in which the failure, individually or in the aggregate, to be so qualified or licensed could have a material adverse effect on (i) the assets, business, operations, earnings, properties, condition (financial or otherwise), results of operations or stockholder’s equity of the Company and the Subsidiaries taken as a whole, (ii) the indebtedness of the Company and the Subsidiaries taken as a whole, or (iii) the consummation of the transactions contemplated by the Prospectus or this Agreement (any such effect or change, where the context so requires, is hereinafter called a “Material Adverse Effect” or “Material Adverse Change”); except as disclosed in both the Prospectus and the Disclosure Package, no Subsidiary is contractually prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary’s capital stock, partnership interests or membership interests or from repaying to the Company or any other Subsidiary any amounts which may from time to time become due under any loans or advances to such Subsidiary from the Company or such other Subsidiary, or from transferring any such Subsidiary’s property or assets to the Company or to any other Subsidiary other than such limitations on paying dividends or transferring property or assets in effect pursuant to the terms of the mortgage debt on the real property owned by such Subsidiary; other than as disclosed in both the Prospectus and the Disclosure Package, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association;
     (d) the Company and the Subsidiaries are in compliance in all material respects with all applicable laws, rules, regulations, orders, decrees and judgments, including those relating to transactions with affiliates;
     (e) neither the Company nor any Subsidiary is in breach of or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), its respective organizational documents, or in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties is bound, except for such breaches or defaults which could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;
     (f) the execution, delivery and performance of this Agreement by the Company and the Operating Partnership, and consummation of the transactions contemplated herein will not (A) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (i) any provision of the organizational documents of the Company or any Subsidiary, or (ii) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any Subsidiary, except in the case of this clause (ii) for such breaches or defaults which could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; or (B) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or any Subsidiary;
     (g) this Agreement has been duly authorized, executed and delivered by the Company and the Operating Partnership and is a legal, valid and binding agreement of the Company and the Operating Partnership enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles, and except to the extent that the indemnification and contribution provisions of Section 9 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;
     (h) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the Company’s or the Operating Partnership’s execution, delivery and performance of this Agreement, its consummation of the transactions contemplated herein, and its sale and delivery of the Shares, other than (A) such as have been obtained, or will have been obtained at the Closing Time or the relevant Option Closing Time, as the case may be, under the Securities Act and the Securities Exchange Act of 1934 (the “Exchange Act”), (B) such approvals as have been obtained in connection with the approval of the quotation of the Shares on the Nasdaq Global Market and (C) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;
     (i) each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, required in order to conduct their respective businesses as described in both the Prospectus and the Disclosure Package, except to the extent that any failure to have any such licenses, authorizations, consents or approvals, to make any such filings or to obtain any such authorizations, consents or approvals could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; neither the Company nor any of the Subsidiaries is required by any applicable law to obtain accreditation or certification from any governmental agency or authority in order to provide the products and services which it currently provides or which it proposes to provide as set forth in both the Prospectus and the Disclosure Package; neither the Company nor any of the Subsidiaries is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries the effect of which could reasonably be expected to result in a Material Adverse Change; and no such license, authorization, consent or approval contains a materially burdensome restriction that is not adequately disclosed in each of the Registration Statement, the Prospectus and the Disclosure Package;
     (j) each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated or threatened by the Commission; and the Company has complied to the Commission’s satisfaction with any request on the part of the Commission for additional information;
     (k) the Preliminary Prospectus when filed and the Registration Statement as of each effective date and as of the date hereof complied or will comply, and the Prospectus and any further amendments or supplements to the Registration Statement, the Preliminary Prospectus or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, comply, in all material respects with the requirements of the Securities Act and the Securities Act Regulations;
     (l) the Registration Statement, as of its effective date and as of the date hereof, did not, does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Preliminary Prospectus does not, and the Prospectus or any amendment or supplement thereto will not, as of the applicable filing date, the date hereof and at the Closing Time and on each Option Closing Time (if any), contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in or omitted from the Registration Statement, the Preliminary Prospectus or the Prospectus in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representative to the Company expressly for use therein (that information being limited to that described in the last sentence of the first paragraph of Section 9(c) hereof); provided further, however, that the Company makes no warranty or representation with respect to any statement contained in or omitted from the Registration Statement, the Preliminary Prospectus or the Prospectus in reliance upon and in conformity with the information concerning the Selling Stockholders and furnished in writing on behalf of each Selling Stockholder to the Company expressly for use therein (that information being limited to that described in Section 9(d) hereof);
     (m) as of ___:00 [am] [pm] (Eastern time) on the date of this Agreement (the “Initial Sale Time”), the Disclosure Package did not, and at the time of each sale of Shares and at the Closing Time and each Option Closing Time, the Disclosure Package will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; as of its issue date or date of first use and at all subsequent times through the Initial Sale Time, each Issuer Free Writing Prospectus did not, and at the time of each sale of Shares and at the Closing Time and each Option Closing Time, each such Issuer Free Writing Prospectus will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in or omitted from the Disclosure Package in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representative to the Company expressly for use therein (that information being limited to that described in the last sentence of the first paragraph of Section 9(c) hereof); provided further, however, that the Company makes no warranty or representation with respect to any statement contained in or omitted from the Registration Statement, the Preliminary Prospectus or the Prospectus in reliance upon and in conformity with the information concerning the Selling Stockholders and furnished in writing on behalf of each Selling Stockholder to the Company expressly for use therein (that information being limited to that described in Section 9(d) hereof);
     (n) each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, including any document incorporated by reference therein that has not been superceded or modified;
     (o) the Company is eligible to use Free Writing Prospectuses in connection with this offering pursuant to Rules 164 and 433 under the Securities Act; any Free Writing Prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act Regulations has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the Securities Act Regulations; and each Free Writing Prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act Regulations or that was prepared by or on behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations;
     (p) except for the Issuer Free Writing Prospectuses identified in Schedule III hereto, and any electronic road show relating to the public offering of shares contemplated herein, the Company has not prepared, used or referred to, and will not, without the prior consent of the Representative, prepare, use or refer to, any Free Writing Prospectus;
     (q) the Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectuses (to the extent any such Issuer Free Writing Prospectus was required to be filed with the Commission) delivered to the Underwriters for use in connection with the public offering of the Shares contemplated herein have been and will be identical in all material respects to the versions of such documents transmitted to the Commission for filing via the Electronic Data Gathering Analysis and Retrieval System (“EDGAR”), except to the extent permitted by Regulation S-T;
     (r) the Company filed the Registration Statement with the Commission before using any Issuer Free Writing Prospectus; and each Issuer Free Writing Prospectus was preceded or accompanied by the most recent Preliminary Prospectus satisfying the requirements of Section 10 under the Securities Act, which Preliminary Prospectus included an estimated price range;
     (s) there are no actions, suits, proceedings, inquiries or investigations pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary or any of their respective officers and directors or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency which could reasonably be expected to result in a judgment, decree, award or order having a Material Adverse Effect;
     (t) the financial statements, including the notes thereto, included in (or incorporated by reference into) each of the Registration Statement, the Prospectus and the Disclosure Package present fairly the consolidated financial position of the entities to which such financial statements relate (the “Covered Entities”) as of the dates indicated and the consolidated results of operations and changes in financial position and cash flows of the Covered Entities for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States and on a consistent basis during the periods involved and in accordance with Regulation S-X promulgated by the Commission except as disclosed in the audit reports included in the Registration Statement; the financial statement schedules included in the Registration Statement and the amounts in both the Prospectus and the Disclosure Package under the captions “Summary — Summary Consolidated Financial and Other Data” and “Selected Historical Financial and Other Data” fairly present the information shown therein and have been compiled on a basis consistent with the financial statements included in each of the Registration Statement, the Prospectus and the Disclosure Package; no other financial statements or supporting schedules are required to be included in the Registration Statement, the Prospectus or the Disclosure Package; the unaudited pro forma financial information (including the related notes) included in each of the Registration Statement, the Prospectus and the Disclosure Package complies as to form in all material respects with the applicable accounting requirements of the Securities Act and the Securities Act Regulations, and management of the Company believes that the assumptions underlying the pro forma adjustments are reasonable; the related pro forma adjustments give appropriate effect to those assumptions; such pro forma adjustments have been properly applied to the historical amounts in the compilation of the information; and no other pro forma financial information is required to be included in the Registration Statement, the Prospectus or the Disclosure Package;
     (u) to the Company’s knowledge, BDO Seidman, LLP, whose reports on the consolidated financial statements of the Company and the Subsidiaries are filed with the Commission as part of each of the Registration Statement, the Prospectus and the Disclosure Package or are incorporated by reference therein, are, and were during the periods covered by their reports, independent public accountants as required by the Securities Act and the Securities Act Regulations and are registered with the Public Company Accounting Oversight Board;
     (v) subsequent to the respective dates as of which information is given in each of the Registration Statement, the Prospectus and the Disclosure Package, and except as may be otherwise stated in such documents, there has not been (A) any Material Adverse Change or any development that could reasonably be expected to result in a Material Adverse Change, whether or not arising in the ordinary course of business, (B) any transaction that is material to the Company and the Subsidiaries taken as a whole, agreed to or entered into by the Company or any of the Subsidiaries, (C) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any Subsidiary that is material to the Company and Subsidiaries taken as a whole, (D) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, (E) any change of the capital stock of the Company or any Subsidiary or (F) except in the ordinary course of business, any change in the indebtedness of the Company or any Subsidiary;
     (w) the Shares conform in all material respects to the description thereof contained in the Registration Statement, the Prospectus and the Disclosure Package;
     (x) except as disclosed in both the Prospectus and the Disclosure Package, there are no persons with registration or other similar rights to have any equity or debt securities, including securities which are convertible into or exchangeable for equity securities, registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act, (i) except for certain of the Selling Stockholders, to the extent of the equity securities to be offered and sold by such Selling Stockholders as contemplated by this Agreement, and (ii) except for those registration or similar rights which have been waived with respect to the offering contemplated by this Agreement, all of which registration or similar rights described in clauses (i) and (ii) are fairly summarized in both the Prospectus and the Disclosure Package;
     (y) the Shares have been duly authorized and, when issued and duly delivered against payment therefor as contemplated by this Agreement, will be validly issued, fully paid and non-assessable, will have been issued in compliance with all applicable state, federal and foreign securities laws, free and clear of any pledge, lien, encumbrance, security interest or other claim, and the issuance and sale of the Shares by the Company is not subject to preemptive or other similar rights arising by operation of law, under the organizational documents of the Company or under any agreement to which the Company or any Subsidiary is a party or otherwise;
     (z) the Shares have been approved for quotation on the Nasdaq Global Market, subject to official notice of issuance; the Company has taken all necessary actions to ensure that, upon and at all times after Nasdaq shall have approved the Shares for inclusion, it will be in compliance with all applicable corporate governance requirements set forth in the NASD’s Nasdaq Global Marketplace Rules that are then in effect and is taking such steps as are necessary to ensure that it will be in compliance with other applicable corporate governance requirements set forth in the NASD’s Nasdaq Global Marketplace Rules standards not currently in effect upon the effectiveness of such requirements;
     (aa) the Company has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;
     (bb) neither the Company nor any of its affiliates (i) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act, or the rules and regulations thereunder (the “Exchange Act Regulations”), or (ii) directly, or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article I of the By-laws of the National Association of Securities Dealers, Inc. (the “NASD”)) any member firm of the NASD;
     (cc) any certificate signed by any officer of the Company or any Subsidiary delivered to the Representative or to counsel for the Underwriters pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby;
     (dd) the form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the organizational documents of the Company and the requirements of the Nasdaq Global Market;

     (ee) the Company and the Subsidiaries have good and marketable title in fee simple to all real property, if any, and all improvements thereon that they wholly-own, good and marketable title to the lessor’s interest under each lease at each of such properties, and good title to all personal property owned by them, in each case free and clear of all liens, security interests, pledges, charges, leases, encumbrances, mortgages and defects, except such as are disclosed in both the Prospectus and the Disclosure Package or as do not have a Material Adverse Effect; and any real property and buildings or personal property held under lease by the Company or any Subsidiary are held under valid, existing and enforceable leases, in each case free and clear of all liens, security interests, pledges, charges, leases, encumbrances, mortgages and defects, with such exceptions as are disclosed in both the Prospectus and the Disclosure Package or as could not reasonably be expected to have a Material Adverse Effect; the Company and each of the Subsidiaries owns, leases or has access to all such properties as are necessary to conduct its business as described in both the Prospectus and the Disclosure Package; neither the Company nor any Subsidiary has received any notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or its Subsidiaries; each of the Company and the Subsidiaries has obtained a valid and enforceable owner’s title insurance policy from a title insurance company licensed to issue such policy on any real property owned by it that remains in full force and insures its fee interest in such real property with coverage in an amount at least equal to the greater of the original purchase price of such fee interest in the real property and the maximum aggregate principal amount of any indebtedness secured by the real property;
     (ff) the improvements at each real property owned by each of the Subsidiaries are in good condition and repair in accordance with the terms of each respective lease at each such property and are in compliance with all applicable zoning and other applicable laws, ordinances and regulations, and no such property or improvements presently is affected by an event of casualty, or is presently subject to or threatened in writing with an event of condemnation, in each case other than as does not interfere with the use made or proposed to be made of such property and improvements by each of the Company and the Subsidiaries and by the lessee under each lease at each of such properties and will not materially and adversely affect the value of such property and improvements; the joint venture agreements, limited liability company agreements, limited partnership agreements and other agreements pursuant to which each of the Company and the Subsidiaries own real property or interests in entities which own real property, and the purchase agreements pursuant to which each of the Company and the Subsidiaries is a party pursuant to which it has agreed to acquire real property, are valid, legally binding and enforceable, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity, and neither the Company nor any of its Subsidiaries knows of any material default or possible default under any such agreement by it or any other party to such agreement; the Prospectus and the Disclosure Package correctly states, and will correctly state in all material respects at the Closing

Time and each Option Closing Time, the net rentable square footage of the improvements at, the type of use presently being made of, the expiration dates of the leases disclosed in the Prospectus and the Disclosure Package relating to, and the annualized contractual base rental revenue stated to be paid by the tenants at each real property wholly-owned by, or disclosed in the Prospectus and the Disclosure Package as to be owned by, the Company or any of the Subsidiaries;
     (gg) the descriptions in each of the Registration Statement, the Prospectus and the Disclosure Package of the legal or governmental proceedings, contracts, leases and other legal documents therein described present fairly the information required to be shown, and there are no legal or governmental proceedings, contracts, leases, or other documents of a character required to be described in the Registration Statement, the Prospectus or the Disclosure Package or to be filed as exhibits to the Registration Statement which are not described or filed as required; all agreements between the Company or any of the Subsidiaries and third parties expressly referenced in both the Prospectus and the Disclosure Package are legal, valid and binding obligations of the Company or one or more of the Subsidiaries, enforceable in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles;
     (hh) the Company and each Subsidiary owns or possesses adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights and know-how (collectively “Intangibles”) necessary to entitle the Company and each Subsidiary to conduct its business as described in both the Prospectus and the Disclosure Package, except where a failure to own or possess such Intangibles could not reasonably be expected to have a Material Adverse Effect, and neither the Company nor any Subsidiary has received notice of infringement of or conflict with (and the Company knows of no such infringement of or conflict with) asserted rights of others with respect to any Intangibles which could have a Material Adverse Effect;
     (ii) [intentionally omitted];
     (jj) the Company and each of the Subsidiaries (A) maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (B) are not aware of (i) any significant deficiency or material weakness in the design or operation of its internal accounting controls which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information to management and the Board of Directors, or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal accounting controls;
     (kk) each of the Company and the Subsidiaries has filed on a timely basis (including in accordance with any applicable extensions) all necessary federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof or have properly requested extensions thereof, and have paid all taxes shown as due thereon; no tax deficiency has been asserted against any such entity, nor does any such entity know of any tax deficiency which is likely to be asserted against any such entity which, if determined adversely to any such entity, could have a Material Adverse Effect; all such tax liabilities are adequately provided for on the respective books of such entities and, since the date of the most recent audited financial statements, neither the Company nor any Subsidiary has incurred any liability for taxes other than in the ordinary course of its business; and there is no tax lien, whether imposed by any federal, state, local, foreign or other taxing authority, outstanding against the assets, properties or business of the Company or any Subsidiary (other than with respect to ad valorem taxes that are not yet due and payable);
     (ll) each of the Company and the Subsidiaries maintains insurance (issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed adequate for their respective businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect; there are no claims by the Company or any Subsidiary under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights claims; neither the Company nor any Subsidiary has been refused any insurance coverage sought or applied for; neither the Company nor any Subsidiary has reason to believe that it will not be able to renew its existing insurance as and when such coverage expires or will not be able to obtain replacement insurance adequate for the conduct of its business and the value of its properties that could not reasonably be expected to have a Material Adverse Effect;
     (mm) neither the Company nor any of the Subsidiaries is in violation, or has received notice of any violation with respect to, any applicable environmental, safety or similar law applicable to the business of the Company or any of the Subsidiaries, the Company and the Subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company and the Subsidiaries are in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which could not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change;
     (nn) neither the Company nor any Subsidiary is in violation of or has received notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wages and hours law, nor any state law precluding the denial of credit due to the neighborhood in which a property is situated, the violation of any of which could reasonably be expected to have a Material Adverse Effect;
     (oo) the Company and each of the Subsidiaries are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company or any of the Subsidiaries would have any liability; the Company and each of the Subsidiaries have not incurred and do not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (“Code”); and each “pension plan” for which the Company and each of its Subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification;
     (pp) neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, officer, trustee, agent or employee purporting to act on behalf of the Company or any of the Subsidiaries has at any time, directly or indirectly (i) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law, (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law, (iii) engaged in any transactions, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company and the Subsidiaries, or (iv) made any other unlawful payment;
     (qq) except as otherwise disclosed in both the Prospectus and the Disclosure Package, there are no outstanding loans, extensions of credit or advances or guarantees of indebtedness by the Company or any of the Subsidiaries to or for the benefit of any of the directors, officers, affiliates or representatives of the Company or any of the Subsidiaries or any of the members of the families of any of them, and there are no amounts due by the Company or any of the Subsidiaries to or for the benefit of any director or executive officer of the Company or any of the Subsidiaries other than pursuant to compensation arrangements described in the Prospectus;
     (rr) neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any employee or agent of the Company or any of the Subsidiaries, has made any payment of funds of the Company or of any Subsidiary or received or retained any funds in violation of any law, rule or regulation;
     (ss) all securities issued by the Company, any of the Subsidiaries or any trusts established by the Company or any Subsidiary, have been or will be issued and sold in compliance with (i) all applicable federal and state securities laws, (ii) the laws of the applicable jurisdiction of incorporation of the issuing entity and, (iii) to the extent applicable to the issuing entity, the requirements of the Nasdaq Global Market;
     (tt) (A) none of the Company, the Operating Partnership nor any Subsidiary knows of any violation of any municipal, state or federal law, rule or regulation (including those pertaining to environmental matters) concerning any of the wholly-owned properties of the Company, the Operating Partnership or any Subsidiary (the “Properties”) or any part thereof which could reasonably be expected to have a Material Adverse Effect; (B) each of the Properties complies with all applicable zoning laws, ordinances, regulations and deed restrictions or other covenants in all material respects and, if and to the extent there is a failure to comply, such failure does not materially impair the value of any of the Properties and is not expected to result in a forfeiture or reversion of title; (C) none of the Operating Partnership, the Company nor any Subsidiary has received from any governmental authority any written notice of any condemnation of or zoning change affecting the Properties or any part thereof, and none of the Operating Partnership, the Company nor any Subsidiary knows of any such condemnation or zoning change which is threatened and which if consummated could reasonably be expected to have a Material Adverse Effect; (D) all liens, charges, encumbrances, claims, or restrictions on or affecting the properties and assets (including the Properties) of the Operating Partnership or any of the Subsidiaries that are required to be described in the Prospectus (or, the most recent Preliminary Prospectus) are disclosed therein; (E) no lessee of any portion of any of the Properties is in default under any of the leases governing such properties, and there is no event which, but for the passage of time or the giving of notice or both would constitute a default under any of such leases, except such defaults that could not reasonably be expected to have a Material Adverse Effect; and (F) no tenant under any lease pursuant to which the Operating Partnership or any of the Subsidiaries leases the Properties has an option or right of first refusal to purchase the premises leased thereunder or the building of which such premises are a part, except as such options or rights of first refusal which, if exercised, could not reasonably be expected to have a Material Adverse Effect;
     (uu) except as otherwise disclosed in both the Prospectus and the Disclosure Package or in the Phase I Environmental Audits previously delivered to the Representative or its counsel (the “Audits”), (i) none of the Operating Partnership, the

Company, any of the Subsidiaries nor, to the best knowledge of the Operating Partnership and the Company, any other owners of the property at any time or any other party has at any time, handled, stored, treated, transported, manufactured, spilled, leaked, discharged, dumped, transferred or otherwise disposed of or dealt with, Hazardous Materials (as hereinafter defined) on, to or from the Properties, other than by any such action taken in compliance with all applicable Environmental Statutes or by the Operating Partnership, the Company, any of the Subsidiaries or any other party in connection with the ordinary use of the Properties; (ii) the Operating Partnership and the Company do not intend to use the Properties or any subsequently acquired properties for the purpose of handling, storing, treating, transporting, manufacturing, spilling, leaking, discharging, dumping, transferring or otherwise disposing of or dealing with Hazardous Materials other than by any such action taken in compliance with all applicable Environmental Statues or by the Operating Partnership, the Company, any of the Subsidiaries or any other party in connection with the ordinary use of the Properties; (iii) none of the Operating Partnership, the Company, nor any of the Subsidiaries knows of any seepage, leak, discharge, release, emission, spill, or dumping of Hazardous Materials into waters on or adjacent to the Properties or any other real property owned or occupied by any such party, or onto lands from which Hazardous Materials might seep, flow or drain into such waters; (iv) none of the Operating Partnership, the Company, nor any of the Subsidiaries has received any notice of, or has any knowledge of any occurrence or circumstance which, with notice or passage of time or both, would give rise to a claim under or pursuant to any federal, state or local environmental statute or regulation or under common law, pertaining to Hazardous Materials on or originating from any of the Properties or any assets described in both the Prospectus and the Disclosure Package, or arising out of the conduct of any such party, including without limitation a claim under or pursuant to any Environmental Statute (hereinafter defined); and (v) the Properties are not included or, to the best of the Operating Partnership’s and the Company’s knowledge, proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as hereinafter defined) by the United States Environmental Protection Agency (the “EPA”) or, to the best of the Operating Partnership’s and the Company’s knowledge, proposed for inclusion on any similar list or inventory issued pursuant to any other Environmental Statute or issued by any other Governmental Authority (as hereinafter defined);
          As used herein, “Hazardous Material” shall include, without limitation any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, toxic substances, or related materials, asbestos or any hazardous material as defined by any federal, state or local environmental law, ordinance, rule or regulation including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Sections 9601-9675 (“CERCLA”), the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Sections 1801-1819, the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Sections 6901-6992K, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Sections 11001-11050, the Toxic Substances Control Act, 15 U.S.C. Sections 2601-2671, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Sections 136-136y, the

Clean Air Act, 42 U.S.C. Sections 7401-7642, the Clean Water Act (Federal Water Pollution Control Act), 33 U.S.C. Sections 1251-1387, the Safe Drinking Water Act, 42 U.S.C. Sections 300f-300j-26, and the Occupational Safety and Health Act, 29 U.S.C. Sections 651-678, as any of the above statutes may be amended from time to time, and in the regulations promulgated pursuant to each of the foregoing (individually, an “Environmental Statute”) or by any federal, state or local governmental authority having or claiming jurisdiction over the properties and assets described in the Prospectus (a “Governmental Authority”);
     (vv) in connection with this offering, the Company has not offered and will not offer its Common Stock or any other securities convertible into or exchangeable or exercisable for Common Stock in a manner in violation of the Securities Act; and the Company has not distributed and will not distribute any offering material in connection with the offer and sale of the Shares except for the Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or the Registration Statement;
     (ww) the Company has complied and will comply with all the provisions of Florida Statutes, Section 517.075 (Chapter 92-198, Laws of Florida); and neither the Company nor any of the Subsidiaries or affiliates does business with the government of Cuba or with any person or affiliate located in Cuba;
     (xx) except as disclosed in the Prospectus and the Disclosure Package, the Company has not incurred any liability for any brokerage commission, finder’s fees or similar payments in connection with the transactions herein contemplated;
     (yy) no relationship, direct or indirect, exists between or among the Company or any of the Subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of the Subsidiaries on the other hand, which is required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement, the Prospectus or the Disclosure Package, which is not so described;
     (zz) neither the Company nor any of the Subsidiaries is and, after giving effect to the offering and sale of the Shares and the use of the proceeds as described under the caption “Use of Proceeds” in the Prospectus, will be an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);
     (aaa) there are no existing or, to the knowledge of the Company, threatened labor disputes with the employees of the Company or any of the Subsidiaries which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;
     (bbb) except as disclosed in the Prospectus, neither the Company, the Subsidiaries nor, to the knowledge of the Company, any of the officers and directors of the Company and the Subsidiaries, in their capacities as such, at the Closing Time and any Option Closing Time will be, in material violation of the then applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder;
     (ccc) [intentionally omitted];
     (ddd) [intentionally omitted];
     (eee) none of the Company nor any of the Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of such entities is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and the Subsidiaries and, to the knowledge of the Company, their affiliates have conducted their businesses in compliance with the FCPA;
     (fff) neither the Company nor any of its Subsidiaries, nor, to the Company’s knowledge, any of its affiliates or any director, officer, agent or employee of, or other person associated with or acting on behalf of, the Company, has violated the Bank Secrecy Act, as amended, the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (USA PATRIOT ACT) of 2001 or the rules and regulations promulgated under any such law or any successor law;
     (ggg) the operations of the Company and its Subsidiaries and, to the Company’s knowledge, its affiliates are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Money Laundering Control Act of 1986, as amended, any other money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), except for any such non-compliance as could not reasonably be expected to result, singly or in the aggregate, in a Material Adverse Change, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of it Subsidiaries, or, to the Company’s knowledge, any of its affiliates, with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened; and
     (hhh) neither the Company nor any of its Subsidiaries, nor, to the Company’s knowledge, any of its affiliates or any director, officer, agent or employee of, or other person associated with or acting on behalf of, the Company, is currently subject to any United States sanctions administered by the Office of Foreign Assets Control of the United States Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, partner or joint venturer or other person or entity, for the purpose of financing the activities of any person currently subject to any United States sanctions administered by OFAC.
     Each Selling Stockholder represents and warrants to the Underwriters that:
     (a) such Selling Stockholder has full power and authority to enter into this Agreement and the Custody Agreement and Power of Attorney to which it is a party. All authorizations and consents necessary for the execution and delivery by such Selling Stockholder of the Custody Agreement and Power of Attorney, and for the execution of this Agreement on behalf of such Selling Stockholder, have been given. Each of the Custody Agreement and Power of Attorney and this Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and constitutes a valid and binding agreement of such Selling Stockholder and is enforceable against such Selling Stockholder in accordance with the terms thereof and hereof, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general equitable principles, and except to the extent that the indemnification and contribution provisions of Section 9 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;
     (b) such Selling Stockholder now has, and at the Closing Time or the applicable Option Closing Time will have, (i) good and marketable title to the Shares to be sold by such Selling Stockholder hereunder, free and clear of all liens, encumbrances and claims whatsoever (other than pursuant to the Custody Agreement and Power of Attorney), and (ii) full legal right and power, and all authorizations and approvals required by law, to sell, transfer and deliver such Shares to the Underwriters hereunder and to make the representations, warranties and agreements made by such Selling Stockholder herein. Upon the delivery of and payment for such Shares hereunder, such Selling Stockholder will deliver good and marketable title thereto, free and clear of any pledge, lien, encumbrance, security interest or other claim;
     (c) at the Closing Time or the applicable Option Closing Time, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold by such Selling Stockholder to the Underwriters hereunder will have been fully paid or provided for by such Selling Stockholder and all laws imposing such taxes will have been fully complied with;
     (d) The performance of this Agreement and the consummation of the transactions contemplated herein will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (i) any provision of the certificate or articles of incorporation, other charter or similar constitutive documents, or the bylaws of the Selling Stockholder, or (ii) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Selling Stockholder is a party or by which it or its assets may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Selling Stockholder; or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Selling Stockholder;
     (e) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the Selling Stockholder’s execution, delivery and performance of this Agreement, its consummation of the transactions contemplated herein, and its sale and delivery of the Shares, other than (i) such as have been obtained, or will have been obtained at the Closing Time or the relevant Option Closing Time, as the case may be, under the Securities Act and the Exchange Act, (ii) such approvals as have been obtained in connection with the approval of the quotation of the Shares on the Nasdaq Global Market and (iii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;
     (f) such Selling Stockholder (i) has carefully reviewed the representations and warranties of the Company contained in this Agreement and has no reason to believe that such representations and warranties are untrue or incorrect; (ii) is familiar with the Registration Statement, the Prospectus and the Disclosure Package and has no knowledge of any material fact, condition or information not disclosed in the Registration Statement, the Prospectus or the Disclosure Package which has had or may have a Material Adverse Effect and (iii) is not prompted to sell Shares by any information concerning the Company which is not set forth in the Registration Statement, the Prospectus or the Disclosure Package;
     (g) all material information with respect to such Selling Stockholder contained in each of the Registration Statement, the Prospectus and the Disclosure Package (as amended or supplemented, if the Company shall have filed with the Commission any amendment or supplement thereto) complied and will comply in all material respects with all applicable provisions of the Securities Act and the Securities Act Regulations, contains and will contain all statements of material fact required to be stated therein in accordance with the Securities Act and the Securities Act Regulations, and does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that the representations and warranties given in this paragraph by each Selling Stockholder only apply to statements or omissions in the Registration Statement, the Prospectus and the Disclosure Package made in reliance upon information furnished to the Company or the Underwriters in writing by or on behalf of such Selling Stockholder expressly for use therein or in connection with this Agreement;

     (h) such Selling Stockholder has not distributed and will not distribute any Free Writing Prospectus, Preliminary Prospectus, the Prospectus or any other offering material in connection with the offering and sale of the Shares, except for any such distribution to which the Representative has consented in advance; and such Selling Stockholder has not taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result in, under the Securities Act, the Securities Act Regulations or otherwise, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;
     (i) certificates in negotiable form for the Shares to be sold hereunder by such Selling Stockholder have been placed in custody, for the purpose of making delivery of such Shares under this Agreement and under the Custody Agreement and Power of Attorney which appoints American Stock Transfer and Trust Company, as custodian (the “Custodian”), for such Selling Stockholder; such Selling Stockholder agrees that the Shares represented by the certificates held in custody for him or it under the Custody Agreement and Power of Attorney are for the benefit of and coupled with and subject to the interest hereunder of the Custodian, the Attorneys, the Underwriters, each other Selling Stockholder and the Company; that the arrangements made by such Selling Stockholder for such custody and the appointment of the Custodian and the Attorneys by such Selling Stockholder are irrevocable; and that the obligations of such Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death, disability, incapacity or liquidation of any Selling Stockholder or the occurrence of any other event; if any Selling Stockholder should die, become disabled or incapacitated or be liquidated or if any other such event should occur before the delivery of the Shares hereunder, certificates for the Shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement and actions taken by the Attorneys and the Custodian pursuant to the Custody Agreement and Power of Attorney shall be as valid as if such death, liquidation, incapacity or other event had not occurred, regardless of whether or not the Custodian or the Attorneys, or either of them, shall have received notice thereof;
     (j) such Selling Stockholder has not relied upon the Representative, the Company or the Subsidiaries or legal counsel for the Representative, the Company or the Subsidiaries for any legal, tax or accounting advice in connection with the offering and sale of the Shares;
     (k) such Selling Stockholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as are described in both the Prospectus and the Disclosure Package;
     (l) such Selling Stockholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company or any of the other Selling Stockholders to the Underwriters pursuant to this Agreement; and such Selling

Stockholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus; and
     (m) except as otherwise disclosed to the Underwriters in writing, such Selling Stockholder is not a member of or an affiliate of or associated with any member of the NASD.
     4. Certain Covenants:
     The Company and the Operating Partnership hereby agree with each Underwriter:
     (a) to furnish such information as may be required and otherwise to cooperate with the Underwriters in qualifying the Shares for offering and sale under the securities or blue sky laws of such jurisdictions (both domestic and foreign) as the Representative may designate and to maintain such qualifications in effect as long as requested by the Representative for the distribution of the Shares, provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares);
     (b) if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause such post-effective amendment to become effective as soon as reasonably practicable and will advise the Representative promptly and, if requested by the Representative, will confirm such advice in writing, when such post-effective amendment has become effective;
     (c) to prepare the Prospectus in a form approved by the Underwriters and file such Prospectus with the Commission pursuant to Rule 424(b) under the Securities Act not later than 10:00 a.m. (New York City time), on the second day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree and to furnish promptly (and with respect to the initial delivery of such Prospectus, not later than 10:00 a.m. (New York City time) on the second day following the execution and delivery of this Agreement, or on such other day as the parties may mutually agree, to the Underwriters copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) in such quantities and at such locations as the Underwriters may reasonably request for the purposes contemplated by the Securities Act Regulations, which Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the version transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T;

     (d) to advise the Representative promptly and (if requested by the Representative) to confirm such advice in writing, when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective under the Securities Act Regulations;
     (e) to furnish a copy of each proposed Free Writing Prospectus to the Representative and counsel for the Underwriters and obtain the consent of the Representative prior to referring to, using or filing with the Commission any Free Writing Prospectus pursuant to Rule 433(d) under the Securities Act, other than the Issuer Free Writing Prospectuses, if any, identified in Schedule III hereto;
     (f) to comply with the requirements of Rules 164 and 433 of the Securities Act Regulations applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission, legending and record keeping, as applicable;
     (g) to advise the Representative orally immediately (and, if requested by the Representative, promptly confirm such advice in writing), of (i) the receipt of any comments from, or any request by, the Commission for amendments or supplements to the Registration Statement, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or for additional information with respect thereto, (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes and, if the Commission or any other government agency or authority should issue any such order, to make every reasonable effort to obtain the lifting or removal of such order as soon as reasonably practicable, (iii) any examination pursuant to Section 8(e) of the Securities Act concerning the Registration Statement, or (iv) if the Company becomes subject to a proceeding under Section 8A of the Securities Act in connection with the public offering of Shares contemplated herein; to advise the Representative promptly of any proposal to amend or supplement the Registration Statement, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus and to file no such amendment or supplement to which the Representative shall reasonably object in writing;
     (h) to furnish to the Underwriters for a period of three years from the date of this Agreement (i) upon the written request of the Representative, copies of all annual, quarterly and current reports or other communications supplied to holders of shares of Common Stock not publicly available, (ii) upon the written request of the Representative, copies of all reports filed by the Company with the Commission, the NASD or any securities exchange not publicly available and (iii) upon the written request of the Representative but subject to the Company’s consent (which consent will not be unreasonably conditioned, delayed or withheld), such other information that is not otherwise publicly available as the Underwriters may reasonably request regarding the Company and the Subsidiaries;

     (i) to advise the Underwriters promptly of the happening of any event or development known to the Company within the time during which a Prospectus relating to the Shares (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act Regulations) is required to be delivered under the Securities Act Regulations in connection with sales by an Underwriter or dealer which, in the judgment of the Company or in the reasonable opinion of the Representative or counsel for the Underwriters, (i) would require the making of any change in the Prospectus or the Disclosure Package so that the Prospectus or the Disclosure Package would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) as a result of which any Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the Shares, or (iii) if it is necessary at any time to amend or supplement the Prospectus or the Disclosure Package to comply with the Securities Act and the Securities Act Regulations and, during such time, to promptly prepare and furnish to the Underwriters copies of the proposed amendment or supplement before filing any such amendment or supplement with the Commission and thereafter promptly furnish at the Company’s own expense to the Underwriters, copies in such quantities and at such locations as the Representative may from time to time reasonably request of an appropriate amendment or supplement to the Prospectus or the Disclosure Package so that the Prospectus or the Disclosure Package as so amended or supplemented will not, in the light of the circumstances when it (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act Regulations) is so delivered, be misleading or, in the case of any Issuer Free Writing Prospectus, conflict with the information contained in the Registration Statement, or so that the Prospectus or the Disclosure Package, as amended or supplemented, will comply with the Securities Act and the Securities Act Regulations;
     (j) to file promptly with the Commission any amendment or supplement to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus that may, in the judgment of the Company or the Representative, be required by the Securities Act or requested by the Commission;
     (k) prior to filing with the Commission any amendment or supplement to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, to furnish a copy thereof to the Representative and counsel for the Underwriters, and the Company shall not file any such proposed amendment or supplement to which the Representative reasonably objects within the two business day period after receipt of the proposed amendment or supplement;
     (l) to furnish to the Representative as soon as reasonably practicable a signed copy of the Registration Statement, as initially filed with the Commission, and of all amendments or supplements thereto (including all exhibits filed therewith or incorporated by reference therein) and such number of conformed copies of the foregoing as the Representative may reasonably request;

     (m) to furnish to the Representative, not less than two business days before filing with the Commission, during the period referred to in paragraph (i) above, a copy of any document proposed to be filed with the Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act and during such period to file all such documents in the manner and within the time periods required by the Exchange Act and the Exchange Act Regulations;
     (n) to apply the net proceeds of the sale of the Shares in accordance with its statements under the caption “Use of Proceeds” in the Prospectus and the Disclosure Package, unless the Company elects to terminate any or all of the contracts to acquire properties that are disclosed in the Prospectus in which case such portion of the net proceeds will be used to execute the Company’s business plan as set forth in the Prospectus or for working capital or other general corporate purposes;
     (o) to make generally available to its security holders and to deliver to the Representative as soon as reasonably practicable, but in any event not later than 45 days after the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement (unless such fiscal quarter is the last fiscal quarter of the Company’s fiscal year, in which case such earnings statement shall be delivered no later than 90 days after the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement) an earnings statement complying with the provisions of Section 11(a) of the Securities Act (in form, at the option of the Company, complying with the provisions of Rule 158 of the Securities Act Regulations) covering a period of 12 months beginning after the effective date of the Registration Statement;
     (p) to use its best efforts to maintain the quotation of the Shares on the Nasdaq Global Market and to file with the Nasdaq Global Market all documents and notices required by the Nasdaq Global Market of companies that have securities quotations for which are reported by the Nasdaq Global Market;
     (q) to engage and maintain, at its expense, a registrar and transfer agent for the Shares;
     (r) to refrain, from the date hereof until 180 days after the date of the Prospectus, without the prior written consent of the Representative, from, directly or indirectly, (i) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option for the sale of, or otherwise disposing of or transferring, (or entering into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of), any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (provided that the Company may issue (i) Common Stock or units of limited partnership interest other than for cash as consideration in connection with an acquisition or similar transaction consummated by the Company, the Operating Partnership or a Subsidiary or (ii) awards pursuant to the Asset Capital Corporation, Inc. 2005 Equity Incentive Plan (the “Plan”)), or filing any registration statement under the Securities Act with respect to any of the foregoing; provided, however, that the Company may file a registration statement on Form S-8 in connection with the Plan or a resale shelf registration statement on Form S-11, or (ii) entering into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be sold hereunder, or (B) any shares of Common Stock issued by the Company upon the exercise of an option or LTIP unit award outstanding on the date hereof and referred to in the Prospectus;
     (s) not to, and to use its best efforts to cause its officers, directors and affiliates not to, (i) take, directly or indirectly prior to termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Shares or (iii) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Company;
     (t) to cause each officer and director of the Company to furnish to the Representative, prior to the Initial Sale Time, a letter or letters, substantially in the form of Exhibit B hereto;
     (u) that the provisions of the letter agreement dated March 10, 2005 between the Company and the Representative shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated herein;
     (v) that the Company shall obtain or maintain, as appropriate, Directors and Officers liability insurance in an amount deemed advisable by the Company in its reasonably discretion;
     (w) if, at any time during the 90-day period after the date of the Prospectus, any rumor, publication or event relating to or affecting the Company shall occur as a result of which, in the reasonable opinion of the Representative, the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus) and after written notice from the Representative advising the Company to the effect set forth above, to forthwith consult with the Representative concerning the advisability of disseminating a press release or other public statement responding to or commenting on such rumor, publication or event; and
     (x) that the Company will comply with all of the provisions of any undertakings in the Registration Statement.

     Each Selling Stockholder hereby agrees with each Underwriter:
     (a) to deliver to the Representative prior to the Closing Time a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States person, within the meaning of the Code) or Form W-9 (if the Selling Stockholder is a United States person, within the meaning of the Code);
     (b) to furnish to the Representative, prior to the Initial Sale Time, a letter or letters, substantially in the form of Exhibit B hereto;
     (c) if, at any time prior to the date on which the distribution of the Shares as contemplated herein and in the Prospectus and the Disclosure Package has been completed, as determined by the Representative, such Selling Stockholder has knowledge or becomes aware of (1) any Material Adverse Change or (2) the occurrence of any event as a result of which the Registration Statement, as then amended, would include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or the Prospectus or the Disclosure Package, in each case as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, such Selling Stockholder will promptly notify the Company and the Representative;
     (d) to deliver to the Company or the Underwriters such documentation as the Company or the Underwriters or any of their respective counsel may reasonably request in order to effectuate any of the provisions of this Agreement; and
     (e) to not prepare or have prepared on its behalf or use or refer to any Free Writing Prospectus and to not distribute any written materials in connection with the offer or sale of the Shares.
     5. Payment of Expenses:
     (a) The Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the preparation, issuance and delivery of the certificates for the Shares to the Underwriters, including any stock or other transfer taxes or duties payable upon the sale of the Shares to the Underwriters, (iii) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors, (iv) the qualification of the Shares for offering and sale under state laws that the Company and the Representative have mutually agreed are appropriate and the determination of their eligibility for investment under state law as aforesaid (including the reasonable legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) filing for review of the public offering of the Shares by the NASD (including the reasonable legal fees and filing fees and other disbursements of counsel for the Underwriters relating thereto), (vi) the fees and expenses of any transfer agent or registrar for the Shares and miscellaneous expenses referred to in the Registration Statement, (vii) the fees and expenses incurred in connection with the inclusion of the Shares in the Nasdaq Global Market, (viii) making road show presentations with respect to the offering of the Shares, (ix) preparing and distributing bound volumes of transaction documents for the Representative and its legal counsel and (x) the performance of the Company’s other obligations hereunder. Upon the reasonable request of the Representative, the Company will provide funds in advance for filing fees.
     (b) Notwithstanding the foregoing, the Company agrees to reimburse the Representative up to $250,000 for its reasonable out-of-pocket expenses incurred in connection with the performance of its activities under this Agreement, including, but not limited to, costs such as printing, facsimile, courier service, direct computer expenses, accommodations and travel, and the fees and expenses of the Underwriters’ outside legal counsel and any other advisors, accountants, appraisers, etc. (including the fees and expenses of counsel with respect to state securities or blue sky laws and obtaining the filing for review of the public offering of the Shares by the NASD referenced in the provisions of subsection (a) above).
     (c) The Selling Stockholders agree with each Underwriter to pay (directly or by reimbursement) all fees and expenses incident to the performance of their obligations under this Agreement which are otherwise specifically provided for herein, including, but not limited to, (i) fees and expenses of counsel and other advisors for such Selling Stockholders, (ii) fees and expenses of the Custodian and (iii) expenses and taxes incident to the sale and delivery of the Shares to be sold by such Selling Stockholder to the Underwriters hereunder (which taxes, if any, may be deducted by the Custodian).
     (d) If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or the Selling Stockholders to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or the Selling Stockholders shall be unable to perform its or their obligations under this Agreement, the Company also will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (such as printing, facsimile, courier service, direct computer expenses, accommodations, travel and the fees and disbursements of Underwriters’ counsel) and expenses related to any other advisors, accountants, appraisers, etc. reasonably incurred by such Underwriters in connection with this Agreement or the transactions contemplated herein.

     6. Conditions of the Underwriters’ Obligations:
     The obligations of the Underwriters hereunder to purchase Shares at the Closing Time or on each Option Closing Time, as applicable, are subject to the accuracy of the representations and warranties on the part of the Company, the Operating Partnership and the Selling Stockholders hereunder and under the Custody Agreement and Power of Attorney on the date hereof and at the Closing Time and on each Option Closing Time, as applicable, the performance by the Company and the Selling Stockholders of their respective obligations hereunder and under the Custody Agreement and Power of Attorney and to the satisfaction of the following further conditions at the Closing Time or on each Option Closing Time, as applicable:
     (a) The Company shall furnish to the Underwriters at the Closing Time and on each Option Closing Time the opinion and the disclosure letter from Hunton & Williams LLP, counsel for the Company and the Subsidiaries, addressed to the Underwriters and dated the Closing Time and each Option Closing Time, as applicable, substantially to the effect as set forth in Exhibit C and Exhibit D hereto.
     (b) Each Selling Stockholder shall furnish to the Underwriters at the Closing Time and on each Option Closing Time an opinion of counsel for the Selling Stockholders, addressed to the Underwriters and dated the Closing Time and each Option Closing Time and in form and substance reasonably satisfactory to Winston & Strawn LLP, counsel for the Underwriters, stating that:
     (i) such Selling Stockholder, if a corporation, partnership, trust or similar entity, has been duly organized and is validly existing in good standing under the laws of its respective jurisdiction of organization with full power and authority to execute and deliver this Agreement and the Custody Agreement and Power of Attorney, and to consummate the transactions described in this Agreement and the Custody Agreement and Power of Attorney;
     (ii) the execution, delivery and performance of this Agreement and the Custody Agreement and Power of Attorney by such Selling Stockholder, and the consummation by such Selling Stockholder of the transactions contemplated by this Agreement and by the Custody Agreement and Power of Attorney, do not and will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of or default under), (i) any provisions of the articles of incorporation, charter, partnership agreement, trust document, by-laws or other similar governing documents, as applicable, of such Selling Stockholder, (ii) any provision of any material license, indenture, mortgage, deed of trust, loan, credit or other agreement or instrument to which such Selling Stockholder is a party or by which its properties may be bound or affected, and which is known to such counsel, (iii) any law or regulation binding upon or applicable to such Selling Stockholder or any of its properties or assets, or (iv) any decree, judgment or order applicable to such Selling Stockholder;
     (iii) this Agreement and the Custody Agreement and Power of Attorney have been duly authorized, executed and delivered by such Selling Stockholder and each is a legal, valid and binding agreement of such Selling Stockholder enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general principles of equity, and except that enforceability of the indemnification and contribution provisions set forth in Section 9 of this Agreement may be limited by the federal or state securities laws of the United States or public policy underlying such laws;
     (iv) upon the sale and delivery of the Shares by each Selling Stockholder against receipt of payment therefor, in each case in accordance with the terms of this Agreement and the Custody Agreement and Power of Attorney, the Underwriters will acquire good and marketable title to such Shares, free and clear of any pledge, lien, encumbrance, security interest, or other claim; and
     (v) no approval, authorization, consent or order of or filing with any federal or state governmental or regulatory commission, board, body, authority or agency is required in connection with the execution, delivery and performance of this Agreement and the Custody Agreement and Power of Attorney, the consummation of the transaction contemplated herein and therein, and the sale and delivery of the Shares by such Selling Stockholder as contemplated herein and therein, other than such as have been obtained or made under the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations, and except that such counsel need express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters.
     (c) On the date of this Agreement and at the Closing Time and each Option Closing Time (if applicable), the Representative shall have received from BDO Seidman LLP letters dated the respective dates of delivery thereof and addressed to the Representative, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type specified in AU Section 634 “Letters for Underwriters and Certain other Requesting Parties” issued by the American Institute of Certified Public Accountants with respect to the financial statements, including any pro forma financial statements, and certain financial information of the Company and the Subsidiaries included in the Registration Statement, the Prospectus and the Disclosure Package, and such other matters customarily covered by comfort letters issued in connection with registered public offerings; provided, that the letters delivered at the

Closing Time and each Option Closing Time (if applicable) shall use a “cut-off” date referred to therein for the carrying out of procedures no more than three business days prior to such Closing Time or such Option Closing Time, as the case may be.
          In the event that the letters referred to above set forth any changes in indebtedness, decreases in total assets or retained earnings or increases in borrowings to the amounts disclosed in the Prospectus, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representative deems such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representative, make it impractical or inadvisable to proceed with the purchase and delivery of the Shares as contemplated by the Registration Statement.
     (d) The Representative shall have received at the Closing Time and on each Option Closing Time the favorable opinion of Winston & Strawn LLP, dated the Closing Time or such Option Closing Time, addressed to the Representative and in form and substance reasonably satisfactory to the Representative.
     (e) The Registration Statement shall have become effective not later than 5:00 p.m., New York City time, on the date of this Agreement, or such later time and date as the Representative shall approve.
     (f) No amendment or supplement to the Registration Statement, the Prospectus or any document in the Disclosure Package shall have been filed to which the Underwriters shall have reasonably objected in writing.
     (g) Prior to the Closing Time and each Option Closing Time (i) no stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Prospectus or any document in the Disclosure Package shall have been issued or is in effect, and no proceedings for such purpose shall have been initiated or threatened, by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or the initiation or threatening of any proceedings for any of such purposes, has occurred; (ii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representative; (iii) the Registration Statement shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iv) the Prospectus and the Disclosure Package shall not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     (h) All filings with the Commission required by Rule 424 under the Securities Act to have been filed by the Closing Time shall have been made within the applicable time period prescribed for such filing by such Rule.

     (i) Between the time of execution of this Agreement and the Closing Time or the relevant Option Closing Time there shall not have been any Material Adverse Change or event or occurrence which could reasonably be expected to result in a Material Adverse Change, and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company or any of the Subsidiaries, in each case, which in the Representative’s sole judgment, makes it impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Registration Statement.
     (j) The Shares shall have been approved for inclusion in the Nasdaq Global Market.
     (k) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.
     (l) The Representative shall have received lock-up agreements from each officer, director and Selling Stockholder, in the form of Exhibit B attached hereto, and such letter agreements shall be in full force and effect.
     (m) The Company will, at the Closing Time and on each Option Closing Time, deliver to the Underwriters a certificate of its Chief Executive Officer, President and Chief Operating Officer, Chief Investment Officer or Chief Financial Officer, to the effect that:
     (i) the representations and warranties of the Company and the Operating Partnership in this Agreement are true and correct, as if made on and as of the Closing Time or any Option Closing Time, as applicable, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Time or any Option Closing Time, as applicable;
     (ii) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act;
     (iii) the signers of such certificate have carefully examined the Registration Statement, the Prospectus, the Disclosure Package, any amendment or supplement thereto, and this Agreement, and that when the Registration Statement became effective and at all times subsequent thereto up to the Closing Time or any Option Closing Time, as applicable, the Registration Statement and the Prospectus and the Preliminary Prospectus, and any amendments or supplements thereto contained all material information required to be included therein by the Securities Act or the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and in all material respects conformed to the requirements of the Securities Act or the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be; the Registration Statement and any amendments thereto, did not and, as of the Closing Time or any Option Closing Time, as applicable, does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus and the Disclosure Package, and any amendments or supplements thereto, did not and as of the Closing Time or any Option Closing Time, as applicable, do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Prospectus or the Disclosure Package which has not been so set forth; and
     (iv) subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and the Disclosure Package, except as described in the Prospectus, there has not been (a) any Material Adverse Change, (b) any transaction that is material to the Company and the Subsidiaries considered as one enterprise, except transactions entered into in the ordinary course of business, (c) any obligation, direct or contingent, that is material to the Company and the Subsidiaries considered as one enterprise, incurred by the Company or the Subsidiaries, except obligations incurred in the ordinary course of business, (d) any change in the capital stock or outstanding indebtedness of the Company or any Subsidiary that is material to the Company and the Subsidiaries considered as one enterprise, (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or the capital stock, limited liability company membership interests or units of limited partnership interest of any Subsidiary, or (f) any loss or damage (whether or not insured) to the property of the Company or any Subsidiary which has been sustained which has a Material Adverse Effect.
     (n) Each Selling Stockholder will, at the Closing Time and on each Option Closing Time, deliver to the Underwriters a certificate, to the effect that:
     (i) the representations and warranties of such Selling Stockholder set forth in this Agreement and in the Custody Agreement and Power of Attorney are true and correct as of such date; and
     (ii) such Selling Stockholder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder and under the Custody Agreement and Power of Attorney at or prior to the date hereof.
     (o) The Company and the Selling Stockholders, as applicable, shall have furnished to the Underwriters such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, the Prospectus and the Disclosure Package, the representations, warranties and statements of the Company contained herein and in the Custody Agreement and Power of Attorney, and the performance by the Company and the Selling Stockholders of their respective covenants contained herein and therein, and the fulfillment of any conditions contained herein or therein, as of the Closing Time or any Option Closing Time, as the Underwriters may reasonably request.
     7. Termination:
     The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representative, at any time prior to the Closing Time or any Option Closing Time, (i) if any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, or (ii) if there has been since the respective dates as of which information is given in the Registration Statement, the Prospectus or the Disclosure Package, any Material Adverse Change, or any development involving a prospective Material Adverse Change, or material change in management of the Company or any Subsidiary, whether or not arising in the ordinary course of business, or (iii) if there has occurred any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic, political or other conditions, the effect of which on the United States or international financial markets is such as to make it, in the reasonable judgment of the Representative, impracticable to market the Shares in the manner and on the terms described in the Prospectus and the Disclosure Package or enforce contracts for the sale of the Shares, or (iv) if trading in any securities of the Company has been suspended by the Commission or by the Nasdaq Global Market, or if trading generally on the New York Stock Exchange or in the Nasdaq Global Market has been suspended (including an automatic halt in trading pursuant to market-decline triggers, other than those in which solely program trading is temporarily halted), or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by such exchange or the NASD by order of the Commission or any other governmental authority, or (v) any federal, state, local or foreign statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which, in the reasonable opinion of the Representative, materially adversely affects or will materially adversely affect the business or operations of the Company, or (vii) any action has been taken by any federal, state, local or foreign government or agency in respect of its monetary or fiscal affairs which, in the reasonable opinion of the Representative, could reasonably be expected to have a material adverse effect on the securities markets in the United States.

     If the Representative elects to terminate this Agreement as provided in this Section 7, the Company and the Underwriters shall be notified promptly by telephone, promptly confirmed by facsimile.
     If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply in all material respects with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5 and 9 hereof) and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.
     8. Increase in Underwriters’ Commitments:
     If any Underwriter shall default at the Closing Time or on any Option Closing Time in its obligation to take up and pay for the Shares to be purchased by it under this Agreement on such date, the Representative shall have the right, within 36 hours after such default, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Shares which such Underwriter shall have agreed but failed to take up and pay for (the “Defaulted Shares”). Absent the completion of such arrangements within such 36-hour period, (i) if the total number of Defaulted Shares does not exceed 10% of the total number of Shares to be purchased on such date, each non-defaulting Underwriter shall take up and pay for (in addition to the number of Shares which it is otherwise obligated to purchase on such date pursuant to this Agreement) the portion of the total number of Shares agreed to be purchased by the defaulting Underwriter on such date in the proportion that its underwriting obligations hereunder bears to the underwriting obligations of all non-defaulting Underwriters; and (ii) if the total number of Defaulted Shares exceeds 10% of such total, the Representative may terminate this Agreement by notice to the Company, without liability of any party to any other party except that the provisions of Sections 5 and 9 hereof shall at all times be effective and shall survive such termination.
     Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Shares hereunder on such date unless all of the Shares to be purchased on such date are purchased on such date by the Underwriters (or by substituted Underwriters selected by the Representative with the approval of the Company or selected by the Company with the approval of the Representative).
     If a new Underwriter or Underwriters are substituted for a defaulting Underwriter in accordance with the foregoing provision, the Company or the non-defaulting Underwriters shall have the right to postpone the Closing Time or the relevant Option Closing Time for a period not exceeding ten business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

     The term “Underwriter” as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with the same effect as if such substituted Underwriter had originally been named in this Agreement.
     9. Indemnity and Contribution by the Company, the Selling Stockholders and the Underwriters:
     (a) The Company agrees to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers, employees and agents of each Underwriter from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any breach of any representation, warranty or covenant of the Company contained herein, (B) any failure on the part of the Company to perform its obligations hereunder or to comply with any applicable law, rule or regulation relating to the offering of securities being made pursuant to the Prospectus, (C) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment), any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission or otherwise retain, or the Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), (D) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, or necessary to make the statements made therein not misleading, and (E) any omission or alleged omission from any such Issuer Free Writing Prospectus, Prospectus of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading; except in the case of (C), (D) and (E) above only insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by the Underwriters through the Representative to the Company expressly for use in such Registration Statement or Prospectus. The indemnity agreement set forth in this Section 9(a) shall be in addition to any liability which the Company may otherwise have.
     (b) Each Selling Stockholder, severally not jointly, agrees to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers, employees and agents of each Underwriter from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any breach of any representation, warranty or covenant of such Selling Stockholder contained herein or in the Custody Agreement and Power of Attorney, (B) any failure on the part of such Selling Stockholder to comply with any applicable law, rule or regulation relating to the offering of securities being made pursuant to the Prospectus, (C) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment), any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission, or the Prospectus, (D) any omission or alleged omission to state a material fact required to be stated in such Registration Statement, or necessary to make the statements made therein not misleading, or (E) any omission or alleged omission from any such Issuer Free Writing Prospectus or Prospectus of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading; except in the case of (C), (D) and (E) above only insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by such Selling Stockholder to the Company expressly for use in such Registration Statement, Issuer Free Writing Prospectus or Prospectus; provided, however, that the indemnity agreement contained in this subsection (b) shall not require any such Selling Stockholder to reimburse the Underwriters for in excess of the gross sale price of the Shares sold by such Selling Stockholder pursuant to this Agreement. The indemnity agreement set forth in this Section 9(b) shall be in addition to any liabilities that the Selling Stockholders may otherwise have.
     If any action is brought against an Underwriter or controlling person in respect of which indemnity may be sought against the Company or any Selling Stockholder pursuant to subsection (a) or subsection (b) above, such Underwriter shall promptly notify the Company or such Selling Stockholder, as applicable, in writing of the institution of such action, and the Company or such Selling Stockholder, as applicable, shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the Company or such Selling Stockholder, as applicable, will not relieve the Company or such Selling Stockholder, as applicable, of any obligation hereunder, except to the extent that its ability to defend is actually impaired by such failure or delay. Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company or such Selling Stockholder, as applicable, in connection with the defense of such action, or the Company or such Selling Stockholder, as applicable, shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Company or such Selling Stockholder, as applicable, (in which case neither the Company nor such Selling Stockholder shall have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company or the Selling

Stockholder, as applicable, and paid as incurred (it being understood, however, that neither the Company nor any Selling Stockholder shall be liable for the expenses of more than one separate firm of attorneys for the Underwriters or controlling persons in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, neither the Company nor any Selling Stockholder shall be liable for any settlement of any such claim or action effected without its prior written consent.
     (c) Each Underwriter agrees, severally and not jointly, to indemnify, defend and hold harmless the Company and each Selling Stockholder, the Company’s directors, the Company’s officers that signed the Registration Statement, and any person who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which the Company, the Selling Stockholder or any such person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment), any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission, or the Prospectus, (B) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, or necessary to make the statements made therein not misleading, or (C) any omission or alleged omission from any such Issuer Free Writing Prospectus or Prospectus of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, but in each case only insofar as such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, Issuer Free Writing Prospectus or Prospectus in reliance upon and in conformity with information furnished in writing by the Underwriters through the Representative to the Company expressly for use therein. The statements set forth in the table following the first paragraph, the third paragraph, the sixteenth through twenty-second paragraphs, the twenty-seventh paragraph, and the twenty-eighth paragraph under the caption “Underwriting” in the Preliminary Prospectus, the Disclosure Package and the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by or on behalf of any Underwriter through the Representative to the Company for purposes of Section 3(l) and Section 3(m) and this Section 9.
     If any action is brought against the Company, any Selling Stockholder or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company, the Selling Stockholder or such person shall promptly notify the Representative in writing of the institution of such action and the Representative, on behalf of the Underwriters, shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to notify the Representative will not relieve the Underwriters of any obligation hereunder, except to the extent its ability to defend is actually impaired by such failure or delay. The Company, the Selling Stockholder or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, the Selling Stockholder or such person unless the employment of such counsel shall have been authorized in writing by the Representative in connection with the defense of such action or the Representative shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or the Company, the Selling Stockholders or such person shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Underwriters (in which case the Representative shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that the Underwriters shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any such claim or action effected without the written consent of the Representative.
     (d) Each Selling Stockholder, severally not jointly, agrees to indemnify, defend and hold harmless the Company, the Company’s directors, the Company’s officers that signed the Registration Statement, and any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any breach of any representation, warranty or covenant of such Selling Stockholder contained herein or in the Custody Agreement and Power of Attorney, (B) any failure on the part of such Selling Stockholder to comply with any applicable law, rule or regulation relating to the offering of securities being made pursuant to the Prospectus, (C) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment), any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission, or the Prospectus, (D) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, or necessary to make the statements made therein not misleading, or (E) any omission or alleged omission from any such Issuer Free Writing Prospectus, Prospectus of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading; except in the case of (C), (D) and (E) above only, insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by such Selling Stockholder to the

Company expressly for use in such Registration Statement, Issuer Free Writing Prospectus or Prospectus. The indemnity agreement set forth in this Section 9(d) shall be in addition to any liabilities that the Selling Stockholder may otherwise have.
If any action is brought against the Company or any such person in respect of which indemnity may be sought against the Selling Stockholder pursuant to subsection (d) above, the Company shall promptly notify such Selling Stockholder in writing of the institution of such action and such Selling Stockholder shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify such Selling Stockholder, as applicable, will not relieve such Selling Stockholder of any obligation hereunder, except to the extent its ability to defend is actually impaired by such failure or delay. The Company shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company unless the employment of such counsel shall have been authorized in writing by such Selling Stockholder in connection with the defense of such action, or such Selling Stockholder shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to such Selling Stockholder (in which case such Selling Stockholder shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Selling Stockholder and paid as incurred (it being understood, however, that the Selling Stockholder shall not be liable for the expenses of more than one separate firm of attorneys for the Company in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, the Selling Stockholder shall not be liable for any settlement of any such claim or action effected without its prior written consent.
     (e) If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under subsections (a), (b), (c) and (d) of this Section 9 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the aggregate amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Stockholders and the Underwriters from the offering of the Shares or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, of the Selling Stockholders and of the Underwriters in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Stockholders and the Underwriters shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company or the Selling Stockholders, as applicable, bear to the underwriting discounts and commissions received by the Underwriters. The relative fault of the Company, of the Selling Stockholders and of the Underwriters shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company, by the Selling Stockholders or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action. The provisions set forth in Sections 9(c) and 9(d) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9(e); provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Sections 9(c) and 9(d) for purposes of indemnification.
     (f) The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (e)(i) and, if applicable (ii), above. Each director of the Company, each officer of the Company who signed the Registration Statement, and any person, if any, who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act shall have, without duplication, the same rights to contribution as the Company. Notwithstanding the provisions of this Section 9, including without limitation, the immediately preceding sentence in this Section 9(f), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter and no Selling Stockholder shall be required to contribute any amount in excess of the gross sale price of the Shares sold by such Selling Stockholder pursuant to this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.
     10. Survival:
     The indemnity and contribution agreements contained in Section 9 and the covenants, warranties and representations of the Company and the Selling Stockholders contained in Sections 3, 4 and 5 of this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or

Section 20 of the Exchange Act, and the respective directors, officers, employees and agents of each Underwriter or by or on behalf of the Company, its directors and officers, the Selling Stockholders or any person who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the sale and delivery of the Shares. The Company, each Selling Stockholder and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of the Company’s officers and directors, in connection with the sale and delivery of the Shares, or in connection with the Registration Statement or Prospectus.
     11. Duties:
     Nothing in this Agreement shall be deemed to create a partnership, joint venture or agency relationship between the parties. The Underwriters undertake to perform such duties and obligations only as expressly set forth herein. Such duties and obligations of the Underwriters with respect to the Shares shall be determined solely by the express provisions of this Agreement, and the Underwriters shall not be liable except for the performance of such duties and obligations with respect to the Shares as are specifically set forth in this Agreement. Each of the Company and the Selling Stockholders acknowledges and agrees that: (i) the purchase and sale of the Shares pursuant to this Agreement, including the determination of the public offering price of the Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Selling Stockholders, on the one hand, and the several Underwriters, on the other hand, and the Company and the Selling Stockholders are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company, the Selling Stockholders or their respective affiliates, stockholders, creditors or employees or any other party; (iii) no Underwriter has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Company or the Selling Stockholders with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or the Selling Stockholders on other matters); and (iv) the several Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Selling Stockholders and that the several Underwriters have no obligation to disclose any of such interests. The Company and each Selling Stockholder acknowledges that the Underwriters disclaim any implied duties (including any fiduciary duty), covenants or obligations arising from the Underwriters’ performance of the duties and obligations expressly set forth herein. The Company and the Selling Stockholders hereby waive and release, to the fullest extent permitted by law, any claims that the Company and the Selling Stockholders may have against the several Underwriters with respect to any breach or alleged breach of agency or fiduciary duty.

     12. Notices:
     Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered to Friedman, Billings, Ramsey & Co., Inc., 1001 19th Street North, Arlington, Virginia 22209, Attention: Syndicate Department; if to the Company, shall be sufficient in all respects if delivered to the Company at the offices of the Company at 4733 Bethesda Avenue, Suite 800, Bethesda, Maryland 20814, with a copy to Hunton & Williams LLP, Riverfront Plaza, East Tower, 951 East Byrd Street, Richmond, Virginia 23219, Attention: Daniel M. LeBey, Esquire; or if to a Selling Stockholder, c/o [INSERT NAME AND ADDRESS OF ATTORNEY-IN-FACT].
     13. Governing Law; Headings:
     THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.
     14. Parties at Interest:
     The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company, the Selling Stockholders and the controlling persons, directors and officers referred to in Sections 9 and 10 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.
     15. Counterparts and Facsimile Signatures:
     This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties. A facsimile signature shall constitute an original signature for all purposes.
[signature page follows]

     If the foregoing correctly sets forth the understanding among the Company, the Operating Partnership, the Selling Stockholders and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this Agreement shall constitute a binding agreement among the Company, the Operating Partnership, the Selling Stockholders and the Underwriters.

Very truly yours,

ASSET CAPITAL CORPORATION, INC.

By:

By: Title:

ASSET CAPITAL PARTNERS, L.P.

By: ACC GP, LLC, its sole general partner

By:

By:
Title:

SELLING STOCKHOLDERS LISTED ON
SCHEDULE I ATTACHED HERETO

By: [Insert Name of Attorney-in-Fact]

Attorney-in-Fact
Accepted and agreed to as
of the date first above written:
FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

By:

Title:
For itself and as Representative of the other
Underwriters named on Schedule II hereto.